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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 1, 1999



                          The Williams Companies, Inc.
             (Exact name of registrant as specified in its charter)



            Delaware                 1-4174                     73-0569878
        (State or other           (Commission                (I.R.S. Employer
        jurisdiction of           File Number)               Identification No.)
        incorporation)



  One Williams Center, Tulsa, Oklahoma                                  74172
(Address of principal executive offices)                              (Zip Code)




        Registrant's telephone number, including area code: 918-573-2000




                                 Not Applicable
         (Former name or former address, if changed since last report)



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Item 5.  Other Events.


         The Company advises that in accordance with its previously announced plans, its subsidiary, Williams Communications Group, Inc. ("WCG"), has sold a minority interest to the public in an initial public offering.

Item 7.  Exhibits.

         The Company files the following exhibit as part of this report:

         Exhibit 99.1 Copy of the WCG's News Release, dated October 1, 1999, publicly announcing the information reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  THE WILLIAMS COMPANIES, INC.



                                                  /s/ SHAWNA L. GEHRES
                                                  -----------------------------
                                                  Name:  Shawna L. Gehres
                                                  Title: Secretary
Date:   October 18, 1999
       ---------------------


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

Exhibit 99.1                        Copy of the WCG's News Release, dated
                                    October 1, 1999, publicly announcing the information reported herein.